WESTERN ASSET MORTGAGE CAPITAL CORPORATION TO ENGAGE IN DISCUSSIONS WITH AG MORTGAGE INVESTMENT TRUST, INC.

PASADENA, California, July 18, 2023 – Western Asset Mortgage Capital Corporation (NYSE: WMC) (“WMC”) today announced that WMC’s board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the unsolicited proposal from AG Mortgage Investment Trust, Inc. (NYSE: MITT)(“MITT”) to acquire WMC is reasonably expected to lead to a “Parent Superior Proposal” within the meaning of WMC’s merger agreement with Terra Property Trust, Inc. (“TPT”).

On July 13, 2023, WMC received a non-binding proposal from MITT to acquire WMC in a merger transaction, pursuant to which each outstanding share of WMC common stock would be converted into the right to receive (i) 1.468 shares of MITT common stock (subject to adjustment based on the companies’ respective transaction expenses) and (ii) the per share portion of an aggregate cash payment from MITT’s external manager equal to the lesser of $7.0 million or approximately 9.9% of the aggregate per share merger consideration.

As a result of the WMC board’s determination, WMC intends to engage in discussions with MITT regarding its proposal, in accordance with the terms of the merger agreement with TPT.

WMC’s merger agreement with TPT remains in full force and effect, and the WMC board has not withdrawn or modified its recommendation regarding the pending transaction with TPT. In accordance with the terms of the merger agreement with TPT, acceptance of a "Parent Superior Proposal" is subject to matching rights of TPT. There can be no assurance that the discussions with MITT will result in a transaction.

Additional Information and Where to Find It

In connection with the proposed merger between WMC and TPT (the “TPT Merger”), WMC expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that contains a prospectus of WMC that will also include a joint proxy statement of WMC and TPT (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus will contain important information about WMC, TPT, the proposed TPT Merger and related matters. WMC and TPT also expect to file with the SEC other documents regarding the TPT Merger. STOCKHOLDERS OF WMC AND TPT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY WMC AND TPT WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT WMC, TPT, AND THE PROPOSED TPT MERGER AND RELATED MATTERS. Stockholders of WMC and TPT may obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other documents filed or that will be filed by WMC or TPT with the SEC (if and when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by WMC will be made available free of charge on WMC’s website at http://www.westernassetmcc.com, or by directing a request to its Investor Relations, Attention: Larry Clark at (310) 622-8223; email: lclark@finprofiles.com. Copies of documents filed with the SEC by TPT will be made available free of charge on TPT’s website at https://www.terrapropertytrust.com, or by directing a request to its Investor Relations at (212) 257-4666; email: ir@mavikcapital.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation Relating to the TPT Merger

WMC, TPT and their respective directors and executive officers, and certain other affiliates of WMC or TPT may be deemed to be “participants” in the solicitation of proxies from the stockholders of WMC and TPT in respect of the proposed TPT Merger. Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s definitive proxy statement filed with the SEC on May 2, 2023, and its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022. Information regarding TPT and its directors and executive officers and their ownership of common stock of TPT can be found in TPT’s definitive proxy statement filed with the SEC on April 26, 2023, and its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed TPT Merger if and when they become available. These documents are available free of charge on the SEC’s website and from WMC or TPT, as applicable, using the sources indicated above.

Forward-Looking Statements

This press release includes “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations, and beliefs of WMC and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. WMC cannot give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by use of forward-looking terminology such as “may,” “will,” “target,” “should,” “expect,” “attempt,” “anticipate,” “project,” “estimate,” “intend,” “seek,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. Similarly, statements herein that describe certain plans, expectations, goals, projections, and statements about the proposal from MITT, the proposed TPT Merger and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the discussions with MITT will not result in a transaction or that the TPT Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the TPT merger agreement; the inability to obtain stockholder approvals relating the TPT Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the TPT Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed TPT Merger; the risk that any announcements relating to the TPT Merger could have adverse effects on the market price of common stock of WMC; the risk that the TPT Merger and its announcement could have an adverse effect on the operating results and businesses of WMC and TPT; the outcome of any legal proceedings relating to the TPT Merger; the ability to successfully integrate the businesses following the TPT Merger; the ability to retain key personnel; conditions in the market for mortgage-related investments; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; conditions in the market for commercial and residential loans, securities and other investments; legislative and regulatory changes that could adversely affect the businesses of WMC or TPT; risks related to the origination and ownership of loans and other assets, which are typically short-term loans that are subject to higher interest rates, transaction costs and uncertainty on loan repayments; risks relating to any future impact of the COVID-19 pandemic, including the responses of governments and industries, on the real estate sector; credit risks; servicing-related risks, including those associated with foreclosure and liquidation; the state of the U.S. and to a lesser extent, international economy generally or in specific geographic regions; the general volatility of the securities markets in which WMC or TPT participate; WMC or TPT’s ability to maintain their respective qualification as a real estate investment trust for U.S. federal income tax purposes; and WMC or TPT’s ability to maintain their respective exemption from registration under the Investment Company Act of 1940, as amended. All such factors are difficult to predict, including those risks set forth in the WMC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at http://www.westernassetmcc.com and on the SEC’s website at http://www.sec.gov, and those risks set forth in TPT’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on TPT’s website at http://www.terrapropertytrust.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. WMC undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

About Western Asset Mortgage Capital Corporation
WMC is a real estate investment trust that invests in, finances, and manages a diverse portfolio of assets consisting of Residential Whole Loans, Non-Agency RMBS, and to a lesser extent GSE Risk Transfer Securities, Commercial Loans, Non-Agency CMBS, Agency RMBS, Agency CMBS, and ABS. The company is externally managed and advised by Western Asset Management Company, LLC, an investment advisor registered with the Securities and Exchange Commission and a wholly-owned subsidiary of Franklin Resources, Inc.

Investor Relations Contact
Larry Clark
Financial Profiles, Inc.
(310) 622-8223
lclark@finprofiles.com

Media Contact
Tricia Ross
Financial Profiles, Inc.
(310) 622-8226
tross@finprofiles.com
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